UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
October 15, 2010
America Service Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19673	51-0332317

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 373-3100
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities
     On October 15, 2010 the Federal District Court for the Middle District of Tennessee signed a Final Judgment and Order of Dismisal with Prejudice confirming and making effective the settlement agreement entered into, and previously disclosed, by the Company with respect to the securities class action litigation commenced on April 6, 2006. As part of that settlement agreement, the Company is issuing 300,000 shares of its common capital stock to the plaintiff class. The shares are valued at $15.12 per share for purposes of the settlement. The issuance is exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(10) based on court approval of the final settlement agreement.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.
Date: October 21, 2010	By:	/s/ Michael W. Taylor
Michael W. Taylor
Executive Vice President and Chief Financial Officer